UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 15, 2022

iPower Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 001-40391

Nevada	5200	82-5144171
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

iPower Inc.

2399 Bateman Avenue

Duarte, CA 91010

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Acquisition of Anivia Limited

On February 15, 2022, iPower Inc., a Nevada corporation (“iPower” or the “Company”), acquired 100% of the ordinary shares of Anivia Limited (the “Target Company”), a corporation organized under the laws of the British Virgin Islands (“BVI”), in accordance with the terms of a share transfer framework agreement (the “Transfer Agreement”), dated February 15, 2022, by and between the Company, White Cherry Limited, a BVI company (“White Cherry”), White Cherry’s equity holders, Li Zanyu and Xie Jing (together with White Cherry, the “Sellers”), the Target Company, Fly Elephant Limited, a Hong Kong company, Dayou Renzai (Shenzhen) Technology Company Limited, and Daheshou (Shenzhen) Information Technology Limited. The Target Company owns 100% of the equity of Fly Elephant Limited, which in turn owns 100% of the equity of Dayou Renzai (Shenzhen) Technology Co., Ltd., a corporation located in the People’s Republic of China (“PRC”) and which is a wholly foreign-owned enterprise (“WFOE”) of Fly Elephant Limited. The WFOE controls, through contractual arrangements summarized below, the business, revenues and profits of Daheshou (Shenzhen) Information Technology Co., Ltd., a company organized under the Laws of the PRC (the “Operating Company”) and located in Shenzhen, China.

The contractual arrangements between the WFOE and the Operating Company are established through a variable interest operating entity structure, which is reflected in (i) an exclusive business cooperation agreement, dated December 15, 2021, between the WFOE and the Operating company, (ii) an exclusive equity interest pledge agreement, dated December 15, 2021, between the WFOE and the Operating Company in which the equity of the Operating Company was pledged to the WFOE, (iii) an exclusive option agreement, dated December 15, 2021, between the WFOE, the Operating Company and its equity holders, Li Zanyu and Xie Jing (the “Equity Holders), pursuant to which the Equity Holders give the WFOE the irrevocable and exclusive right to purchase the equity interests in the Operating Company, and (iii) a power of attorney, dated December 15, 2021, pursuant to which Li Zanyu and Xie Jing, the holders of 100% of the equity interest of the Operating Company, granted the WFOE all voting and other rights to their equity interest in the Operating Company.

The Operating Company is principally engaged in selling of a wide range of products and providing logistic services in the PRC. The Operating Company has been iPower’s sole source of supplies and logistics support for products purchased from the PRC since iPower’s inception. In 2021, iPower purchased more than 60% of its products and supplies from or through the Operating Company.

Total consideration for the transaction was $12,000,000, which was paid to White Cherry as follows: at closing, the Company (i) paid $3,500,000 in the form of a two-year unsecured 6% subordinated promissory note, payable in equal semi-annual installments commencing August 15, 2022 (the “Purchase Note”) and (ii) paid $7,000,000 in the form of 3,083,700 restricted shares of the Company’s Class A common stock, valued at $2.27 per share, which was the closing price of the Company’s common stock as traded on Nasdaq on February 15, 2022. An additional $1,500,000 in cash will be paid within 30 working days of closing. In its due diligence of the financial statements of the Operating Company, iPower determined that the acquisition falls below the 20% threshold for deeming an acquisition significant under Rule 3-05 of Regulation S-X of the Securities Act of 1933, as amended.

The foregoing descriptions of each of the Purchase Agreement, the Purchase Note, the exclusive business cooperation agreement, the exclusive equity interest pledge agreement, the exclusive option agreement and the power of attorney do not purport to describe all of the terms of such documents and are qualified in their entirety by reference to such documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto and incorporated by reference herein.

JP Morgan Chase Bank, the Company’s senior secured lender (“JPM”), consented to the transaction. In conjunction with obtaining JPM’s consent, the Company delivered an amendment to the pledge and security agreement with JPM, pursuant to which the Company pledged to JPM 65% of the equity interest of Anivia Limited, Fly Elephant Limited and the WFOE. A copy of each of the JPM consent and the amendment to the pledge and security agreement is attached hereto as Exhibit 10.7 and 10.8, respectively, and incorporated by reference herein.

Employment Agreement

In conjunction with the closing of the transaction, the WFOE entered into an employment agreement with Li Zanyu, dated February 15, 2022 (the “Employment Agreement”), pursuant to which Mr. Li has been appointed to serve as general manager of the WFOE for a term of 10 years (through February 14, 2032), with annual base compensation of up to 500,000 RMB plus bonus as may be determined by the WFOE from time to time, in its sole discretion, based on Mr. Li’s performance. During such employment, Mr. Li may not engage in other employment without the consent of the WFOE. A copy of the Employment Agreement is attached hereto as Exhibit 10.9 and incorporated by reference herein.

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Item 8.01	Other Events.

Press Release

On February 22, 2022, the Company issued a press release announcing the Company’s acquisition of Anivia Limited. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Additional Risk Factor Disclosure

The information set forth in Item 1.01 to this Current Report on Form 8-K concerning the ownership structure of Anivia and its related entities is incorporated by reference herein. As a result of its acquisition of Anivia and its subsidiaries, the Company now controls the above-referenced Operating Company through what is known as a variable interest entity (or VIE) structure. Through this VIE structure, for accounting purposes the Company is able to consolidate the revenues and profits (if any) of the Operating Company in its financial statements. This VIE structure exposes the Company and its shareholders to certain risks related to its China-based Operating Company, as set forth below.

Risks Related to a Company’s Organizational Structure

Current regulations in China limit or prohibit foreign investment in Chinese companies operating in certain industries. To circumvent these restrictions, in order to obtain effective ownership and control over the China-based Operating Company, Anivia created the above holding company structure (including the above-defined WFOE) that entered into contractual arrangements, intended to mimic direct ownership, with the Operating Company. Under this structure, the Chinese operating company, in which the overseas issuer cannot hold an equity interest, typically holds licenses and other assets that the overseas issuer cannot hold directly.

These VIE structures pose certain risks to U.S. investors that are not present in other organizational structures. For example, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of the arrangements, including those relating to the distribution of funds among the entities. Further, the Chinese government could determine that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, which could subject an overseas issuer to penalties, revocation of business and operating licenses, or forfeiture of the contractual interests. An overseas issuer’s control over a VIE may also be jeopardized if a natural person (in this case, Li Zanyu and Xie Zang) who holds the equity interest in the Operating Company breaches the terms of the VIE agreements, becomes subject to legal proceedings, or if any physical instruments, such as chops and seals, are used without the overseas issuer’s authorization to enter into contractual arrangements in China.

Risks Related to the Regulatory Environment

China’s legal system is substantially different from the legal system in the United States and may raise risks and uncertainties concerning the intent, effect and enforcement of its laws, rules and regulations, including those that restrict the inflow and outflow of foreign capital or provide the Chinese government with significant authority to exert influence on a Company’s ability to conduct business through its China-based subsidiaries. This lack of certainty may result in the inconsistent and unpredictable interpretation and enforcement of laws, rules and regulations, which may change quickly. For example, such entities may face risks related to evolving laws and regulations, which could impede their ability to obtain or maintain permits or licenses required to conduct business in China. In the absence of required permits or licenses, governmental authorities may impose material sanctions or penalties on the Company. In addition, in recent years the Chinese government has not allowed U.S. Public Company Accounting Oversight Board (the “PCAOB”) access to the books and records of China-based entities. We believe this is not an issue as all of our books and records remain in the United States and our auditors are auditing the books and records of the Shenzhen-based WFOE and Operating Company.

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Item 9.01	Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Share Transfer Agreement, dated February 15, 2022, between iPower Inc., White Cherry Limited, Li Zanyu, Xie Jing, Anivia Limited, Fly Elephant Limited, Dayou Renzai (Shenzhen) Technology Co., Ltd. and Daheshou (Shenzhen) Information Technology Co., Ltd.
10.2	$3,500,000 Promissory Note, dated February 15, 2022, from iPower, Inc. to White Cherry Limited.
10.3	Exclusive Business Cooperation Agreement, dated December 15, 2021, between Dayao Renzai (Shenzhen) Technology Co., Ltd. and Daheshou (Shenzhen) Information Technology Co., Ltd.
10.4	Exclusive Equity Interest Pledge Agreement, dated December 15, 2021, between Dayao Renzai (Shenzhen) Technology Co., Ltd., Daheshou (Shenzhen) Information Technology Co., Ltd. and its equity holders.
10.5	Exclusive Option Agreement, dated December 15, 2021, between Dayao Renzai (Shenzhen) Technology Co., Ltd., Daheshou (Shenzhen) Information Technology Co., Ltd. and its equity holders.
10.6	Power of Attorney of Li Zanyu, dated December 15, 2021.
10.7	JP Morgan Chase Consent Agreement, dated February 16, 2022.
10.8	Amendment to Pledge and Security Agreement, dated February 16, 2022.
10.9	Employment Contract, dated February 15, 2022, between Dayao Renzai (Shenzhen) Technology Co., Ltd. and Li Zanyu.
99.1	Press Release dated February 21, 2022
104	Cover Page Interactive Data File (formatted in inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2022

iPOWER INC.

By:	/s/ Chenlong Tan
Name:	Chenlong Tan
Title:	Chief Executive Officer

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